UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 28, 2007

TOYOTA MOTOR CREDIT CORPORATION

 (Exact name of registrant as specified in its charter)

California	1-9961	95-3775816

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19001 S. Western Avenue Torrance, California 90501

(Address of principal executive offices, including zip code)

(310) 468-1310

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment to the Current Report on Form 8-K is being filed to include the conformed signature.

Item 1.01  Entry into a Material Definitive Agreement

On September 28, 2007, Toyota Motor Credit Corporation (“TMCC”) renewed its Euro Medium Term Note Program (the “EMTN Program”).  TMCC’s affiliates, Toyota Motor Finance (Netherlands) B.V. (“TMF”), Toyota Credit Canada Inc. (“TCCI”) and Toyota Finance Australia Limited (“TFA” and, together with TMCC, TMF and TCCI, the “Issuers”) joined the EMTN Program as issuers.  Under the EMTN Program, the Issuers may issue unsecured notes (“Notes”) with such terms, including currency, rate and maturity, as agreed by the relevant Issuer and the purchasers of such Notes at the time of sale.  The EMTN Program was renewed for a period of one year.  In connection with the renewal, the aggregate principal amount of Notes authorized under the EMTN Program to be outstanding from time to time was increased from $30 billion to €40 billion.  The authorized amount will be shared among all Issuers.

Notes are issued pursuant to the terms of the Agency Agreement, dated September 28, 2007, by and among TMCC, TMF, TCCI, TFA, The Bank of New York and The Bank of New York (Luxembourg) S.A. (the “Agency Agreement”).  The Agency Agreement contains customary terms and conditions.  A copy of the Agency Agreement is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.

Notes issued under the EMTN Program by TMCC pursuant to Regulation S under the Securities Act of 1933, as amended (the “Act”), are not registered under the Act, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons absent registration or an applicable exemption from registration requirements under the Act.

As of September 28, 2007, there is approximately €22.3 billion (or its equivalent in other currencies) in principal amount of Notes outstanding under the EMTN Program, leaving approximately €17.7 billion available for issuance under the EMTN Program by the Issuers on a collective basis.

Item 2.03  Creation of  a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the descriptions of the EMTN Program and the Agency Agreement in Item 1.01 above.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
4.1
Agency Agreement, dated September 28, 2007, among TMCC, Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited, The Bank of New York and The Bank of New York (Luxembourg) S.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION

Date: September 28, 2007                                                                    By: /s/ Thomas A. Kiel
Thomas A. Kiel
Vice President and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1
Agency Agreement, dated September 28, 2007, among TMCC, Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited, The Bank of New York and The Bank of New York (Luxembourg) S.A.